Exhibit 4.1

ISINj SHARES/ACTIONS estent qw gcs; 12345678901**** *12345678901*** **12345678901** ***12345678901* ****12345678901 <LEUR N :ES ACT W-ASSESSAB 1234567890 tifies that SANS VAI Month Tust Company/ LLC in Newark, NJ. office o f GC588: EME^ hief Executive T de la directi< 134567890. GC588392. ‘ASSESS; 3456J8T! ZZGC52& EMERA TORES I Laiki«d NUMBER / NUMERO ACTIONS ORDINAIRES SANS VALEUR NOMINALE ENTIEREMENT LIBEREES DU CAPITAL ACTIONS DE EMERA INCORPORATED transferables dans les registres de la Societe seulement sur remise de ce certificat endosse en bonne et due forme. GC5883924 est le porteur inscrit de is the registered holder of * PROOF * GC5883924 * CA2908761018 * 12345678901 FULLY PAID AND NON-ASSESSA BLE COMMON SHARES A^Ti?DN9j CljDl>l>fl H^^^^Qflf^lNO^ l^fLE * EMERA INCORPORA TED * PROOF * GC5883924 ft^M7J901 FULLY PAID AND NON-ASS ESSABLE COMMON SHARES ACTIONS ORDINAIRES SANS VALEUR NOMINALE * EMERA INCOR PORATED * PROOF * GC5883924 * CA2908761018 * 12345678901 FULLY PAID AND NON ou au bureau de Equiniti Trust Company, LLCa Newark, Countersigned and Registered TSX Trust Company Transfer Agent and Registrar 01 Equiniti Trust Company, LLC, as Co-Transfer Agent Ce certificat n’est valide que s’il a ete contresigne par 1’agent de transfert et 1’agent comptable des registres de la Societe. By / Par: L_ Authorized signature EN FOI DE QUOI la Societe a fait signer le present certificat en son nom au moyen des fac-similes de signature de ses dirigeants dument autorises. 999999999 G5331244 Les actions rep resent ees par c< bureaux de Compagnie Trust Date: MAY 15, 202. PORATED UNDER THE NOVA SCOTIA FULLY PAID AND NON-ASSESSABLE COMMON SHARI SHARES ACTIONS ORDINAIRES SANS VALEUR NOMII * CA2908761018 * iRPORATED * PROOF >\^LEUR NOMINALE VALEUR NOMINALE * EMERA INCORPORATED * PROOF * GC58831 .Y PAID AND NON-ASSESSABLE COMMON SHARES ACTIONS ORDINA: ^2908761018 * 12345678901 FULLY PAID AND NON-ASSEMBLE. tATED * PROOF * GC5883924 * CA2908761018 * 1234567.8901 T 12345678901 FULLY PAID Al * GC5883924 * CA29087610 * EMERA INCORPORATED * Pl FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF EMERA INCORPORATED transferable on the books of the Company only upon surrender of this certificate properly endorsed. LE COMMON SHARES ACTH This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company. IN WITNESS WHEREOF the Company has caused this certificate to be signed by the facsimile signatures of its duly authorized officers. 1705001 0 G DUMMY PROOF—00071949 able at the offices Land Toronto, ON or at SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SECURITE AU VERSO W^ -CA2J The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears: Les abreviations suivantes doivent Stre interpretees comme si les expressions correspondantes etaient ecrites en toutes lettres : TEN COM—as tenants in common TEN COM A titre de proprietaires en common TEN ENT—as tenants by the entireties TEN ENT si titre de tenants unitaires JTTEN—as joint tenants with rights of survivorship and not as tenants in common JTTEN cl titre de coproprietaires avec gain de survie et non si titre de proprietaires en commun (Name) CUST (Name) UNIF GIFT MIN ACT (State)—(Name) as Custodian for (Name) under the (State) Uniform Gift to Minors Act (Nom) CUST (Nom) UNIF- GIFT MIN ACT (Etat) (Nom) si titre de depositaire pour (Nom) en vertu de la Uniform Gifts to Minors Act de (Etat) Additional abbreviations may also be used though not in the above list. Des abreviations autres que celles qui sont donnees ci-dessus peuvent aussi etre utilisees. For value received the undersigned hereby sells, assigns and transfers unto Pour valeur re^ue le soussigne vend, c^de et transftre par les presumes & Insert name and address including postal code of transferee Inserer le nom et 1’adresse incluant le code postal du cessionnaire Social Insurance Number or other tax identifying number of the assignee / numero d’assurance social ou le numero d’identite du contribuale shares represented by this certificate and does hereby irrevocably constitute and appoint actions representees par le present certificat et nomme irrevocablement the attorney of the undersigned to transfer the said shares on the books of the Company le fonde de pouvoir du soussigne charge d’inscrire le transfert desdites actions aux with full power of substitution in the premises. registres de la Societe, avec plein pouvoir de substitution si cet egardLE: DATED: Signature of Shareholder / Signature de 1’actionnaire Signature Guarantee: The signature on this assignment must correspond with the name as written upon the face of the certificate (s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule 1 chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses populaires unless they are members of the Stamp Medallion Program. Signature of Guarantor / Signature du garant Garantie de signature: La signature apposee aux fms de cette cession doit correspondre exactement au nom qui est inscrit au recto du certificat, sans aucun changement, et doit etre garantie par une banque & charte canadienne de 1’Annexe 1 ou un membre d’un programme de garantie de signature Medallion acceptable (STAMP, SEMP, MSP). Le garant doit apposer un timbre portant la mention « Signature garantie » ou « Signature Guaranteed ». Aux Etats-Unis, seuls les membres d’un « Medallion Signature Guarantee Program » peuvent garantir une signature. Les garanties de signature ne peuvent pas etre faitespardes caisses d’epargne (« Treasury Branches »), des caisses de credit (« Credit Unions ») ou des Caisses populaires, a mo ins qu’elles ne soient membres du programme de garantie de signature Medallion STAMP SECURITY INSTRUCTIONS—INSTRUCTIONS DE SECURITE THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK. PAPIER FILIGRANE, NE PAS ACCEPTER SANS VERIFIER LA PRESENCE DU FILIGRANE. POUR CE FAIRE, PLACER A LA LUMIERE.